LEASE AGREEMENT

                                ADDENDUM TO LEASE

This addendum is to that certain lease dated June 23, 1989 by and between Rex Kipp, Jr. as his sole and separate property and estate, as lessor; and Bowlin's Incorporated, a New Mexico Corporation, hereinafter designated as lessee, and shall be effective as of January 1, 1992.

1. Paragraph I. Term and Rentals.

The term is hereby extended from [Confidential treatment requested]. This extended term is granted by lessor in consideration of the extensive remodeling and additions being constructed at the lease site during 1992 by lessee.

Paragraph I. Subparagraph (A)

In consideration or lessees expenditures to improve petroleum sales by adding more gasoline pumps, a new island, all new fiberglass piping, a new driveway, and a new lighted canopy, lessor agrees to change the rent from [Confidential treatment requested] to the following:

           A. [Confidential treatment requested] other than gasoline will remain unchanged.

           B.     Gasoline  sales will have rent paid as follows:
                  [Confidential treatment requested]

Paragraph XIII. Purchase of Gasoline and Oil Products to be Sold:

Lessor acknowledges lessor owns control of E.J. Short Oil Co. and agrees that E.J. Short Co. will modify the rack price now in place to be as follows: El Paso Chevron rack price [Confidential treatment requested]. It is understood that freight will be added to rack price at the prevailing common carrier S.C.C. or I.C.C. rate tariffs.

Both parties agree that this addendum becomes effective January 1, 1992, even though it is to be executed at a later date in 1992.

WITNESS OUR HANDS this 8th day of June A.D. 1992


                                        LESSOR:

                                        /s/ Rex Kipp, Jr.
                                        ----------------------------------------
                                        REX KIPP, JR.


                                        LESSEE

ATTEST:

/s/ William J. McCabe                   By: /s/ Signature illegible
-----------------------------------         ------------------------------------
Asst. Secretary                             BOWLINS INCORPORATED
                                            Executive Vice President

THE STATE OF NEW MEXICO )
COUNTY OF HIDALGO       )

         BEFORE ME, the undersigned authority, on this day personally appeared, REX KIPP, JR., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and considerations therein expressed.

         GIVEN  UNDER MY HAND AND  SEAL OF  OFFICE,  this 8th day of June , A.D.
1992.


                                        /s/ Signature illegible
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

10/29/92
---------------------


THE STATE OF NEW MEXICO    )
COUNTY OF BERNALILLO       )


         BEFORE ME, the undersigned authority, on this day personally appeared C.C. Bess, Executive Vice President, of Bowlin's, Incorporated, a New Mexico corporation, known to me personally and officially to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the Purposes and consideration therein expressed, as the act and deed of said corporation.

         GIVEN  UNDER MY HAND AND  SEAL OF  OFFICE,  this 8th day of June , A.D.
1992.


                                        /s/ Signature illegible
                                        ----------------------------------------
                                        Notary Public

My Commission expires:

10/29/92
---------------------

THE STATE OF NEW MEXICO
COUNTY OF HIDALGO

                                 LEASE AGREEMENT

This LEASE AGREEMENT entered into by and between REX KIPP, JR. as his sole and separate property and estate, as Lessor; and BOWLIN'S INCORPORATED, a New Mexico corporation, hereinafter designated as Lessee-, shall be effective as of January 1, 1993.

                                   WITNESSETH:
                                   -----------

                                       I.

         TERM AND RENTALS: This Lease becomes effective immediately upon the 'expiration of that certain Lease dated December 30, 1977 signed by then Lessor (Predecessors in interest namely John Muir Kipp, Rex Kipp Jr. and William Marble
Kipp) and Lessee on the demised premises from January 1, 1978 to December 31, 1992. Lessor for and in consideration of the covenants and agreements herein mentioned to be kept and performed by Lessee and its successors in interest, has demised and leased to said Lessee that certain tract of land in Grant County, New Mexico, located in the area described as follows:

          A tract of land in the NW 1/4 SE 1/4, Section 19, T 24 S, R 15 W, N.M.P.M., Grant County, New Mexico, described as follows:

          Beginning at the Southeast corner, whence the Southeast corner of said
          Section 19, bears S 53 degrees 43' 30" E, 2602, 41 ft. dist.; thence N 55 degrees 01' W, 253.58 ft. to the Southwest corner; thence N 34 degrees 59' E, 357.58 ft. to the Northwest corner, a point on the South line of Interstate 10 Frontage Road Right-of-way; thence Easterly, along the South line of said right-of-way on an 11,559.20 ft. radius curve to the left, 253.91 ft. to the Northeast corner; thence S 34 degrees 59' W, 345.03 ft. to the place of beginning, containing 2.042 acres, more or less.

          All as is more fully described in Exhibit "A" attached hereto.

         TO HAVE AND TO HOLD the above described premises with the appurtenances unto the said Lessee and its successors in interest, from the 1st day of January, 1993 for, during and until the [Confidential treatment requested], with the right of Lessee to cancel this Lease with thirty (30) days' notice to Lessors at any time during its term. If there are no significant sales as hereinafter set forth for six (6) consecutive months, Lessor can cancel this Lease by giving thirty (30) days' written notice of such intention to Lessee.

        Lessee, in consideration of the Lease of the premises aforesaid by Lessor to Lessee, does covenant and agree with the said Lessor his heirs, executors, administrators and assigns, to pay Lessor as rent for the above described premises as follows:

         (A) [Confidential treatment requested] of all gross sales, payable on tile 15th day of the month following the month wherein all of tile gross sales have been reported, with no minimum of gross sales required, said gross sales being the only rental to be paid under this Lease.

         (B) Lessors shall have the right to audit the books during the regular business hours is well as have access to New Mexico sales tax reports from the sales made on the demised premises.

         (C) Lessee shall use the above described premises for any legal purpose whatsoever, especially those uses commonly exercised by Lessee in connection with the operation of trading post , gift and souvenir shop or other business commonly associated therewith..

         (D) Lessor agrees that Lessor will not operate any type of competitive business similar to Lessee's on any of Lessors adjacent properties at the Separ Interchange on 1-10 M.P. 42 New Mexico.

                                       II.

         RECREATIONAL VEHICLE PARK - USE AND RENTALS: Lessor agrees to give Lessee the right to lease two (2) tracts of land for the construction and development of a recreational vehicle park, and the further right that Lessee may fence the said two tracts if necessary. Said two tracts of land are to be used by Lessee for this purpose only and not on an exclusive basis. Lessee agrees to pay Lessors [Confidential treatment requested] of all gross sales received from this business. Lessee agrees to keep the park in a tidy state, removing all trash that may accumulate on said land. Said two tracts of land are being leased on a non-exclusive basis and if Lessor desires to use any portion of the below described premises Lessor may do so in any manner whatsoever and for any use whatsoever. Any permanent improvements that are placed on said two tracts of land, including barbed wire fence, will become the property of Lessor and will not be removed when this Lease expires. Lessee shall retain the right to remove any non-permanent dwellings such as mobile homes and non-permanent improvements, equipment and fixtures that have not been permanently attached to the ground. Any signs that have been placed on said two tracts of land shall be protected under Article XII herein. If said improvements such as water lines, picnic tables or other improvements which may be placed on the land by the

Lessee are later found to be in the way, Lessor may at Lessor's expense remove and relocate same in order to make such use of the land that Lessor desire. The dates of said recreational vehicle park Lease shall be the same as the Lease dates in Paragraph I of this Lease and said land being situated on a strip of land beginning oil the Northwest side of the (demised premises described in Paragraph I of this Lease and extending the distance of one and one-half (I 1/2) miles in 'a Northwesterly direction adjacent and contiguous to the Southwest right-of-way line on Interstate 10. The second tract of land being situated Southwest of the Southern Pacific well for approximately three (3) miles between tile Northeast Interstate 10 right-of-way line and tile Southern Pacific Railroad right-of-way line in a Southeasterly direction. Lessor does not warrant that Lessor owns all of the land heretofore described for use as the recreational vehicle park; it being unsurveyed.

        TITLE TO PERMANENT IMPROVEMENTS: Lessee hereby waives title to all improvements, such as recreational vehicle park fences and sewer and water lines, but shall retain title to the old original Continental Divide Trading Post building with the right to remove the same upon termination of this Lease or any renewal hereof, and Lessee shall also have the right to remove any non-permanent type of homes for employee housing placed on the premises.

         RESTRICTION ON ASSIGNMENT: This Lease shall not be assigned, transferred, or any portion of the demised premises sublet, without the written consent of Lessor first had and obtained. However, in connection with Lessee's usual business operation, Lessee shall have the right to arrange for the establishment of any display or operation on said demised premises, on a commission basis, so long as Lessee exercises control thereover and remains fully responsible to Lessor herein. If any portion of the premises is subleased out on a commission basis, three (3%) percent of the gross sales from the subleased operation shall be included as a part of the rentals due Lessor (not three (3%) per cent of the subleased rentals paid by sublessee to the Lessee).

                                       V.

         TAXES: Lessor will pay all normal real estate taxes on all buildings and Lessee will pay any increases on such taxes during the term of this Lease.

                                       VI.

         WATER: Lessee shall have the right to use water on said demised premises from what is known as Lessors' "Leased S. P. Well" on lands located North of Separ Interchange provided Lessee maintains the pump thereon together with the water system and shall maintain water lines from well to point and place of use. Lessor is to be furnished adequate water for Lessors' livestock at no expense except the maintenance of Lessors' own water line. All water pipes in the ground at termination of this Lease shall remain in place. Lessee is not obligated to drill a water well, but if for any reason Lessee does develop a water well on said demised premises Lessee shall continue to furnish adequate water for Lessors' range livestock on the same basis that it has heretofore been used by Lessor without cost provided Lessor install and maintain their own water line from well to point and place of use. In the event the Southern Pacific Railroad cancels the Lease on the S.P. Well leased by lessor the agreement of Lessor to furnish Lessee with water shall likewise terminate but Lessee shall have the right to drill and develop a water well on said demised premises, subject to the conditions mentioned above, provided, however, that anything herein to the contrary notwithstanding, Lessor shall not be bound to furnish Lessee with water, especially in the event said S.P. Well Lease is canceled or modified. Lessee shall furnish water to Bar T service station for the duration of this Lease. Lessor will pay one-half (1/2) of all repairs and replacement of any pump and Lessee shall pay the electricity costs for operating said pump. Lessees have title to the present equipment and any future equipment put on the well.

                                      VII.

DESIGNATION OF PLACE TO RECEIVE RENTS OR OTHER NOTICES UNDER THIS LEASE: Lessee shall send all rent payments to Rex Kipp, Jr., Box P, Lordsburg, New Mexico 88045, or whatever address Lessor may designate in writing.

                                      VIII.

         EMINENT DOMAIN: In the event the demised premises or any part thereof is taken for public or quasi-public purposes by condemnation, lessee shall leave no claim to nor still Lessee be entitled to any portion of any award with regard to the real property (land) for damages or otherwise, all right to any such award being hereby assigned to Lessor. In the event only a part of the demised premises is so taken, Lessee shall have the Tight and option to cancel this Lease for the remainder of the demised term in the event Lessee also determines that said taking materially interferes with Lessee's business, or said parties may Mutually agree upon a continuance of said Lease on terms mutually agreeable.

                                       IX.

        INDEMNIFICATION OF LESSOR AGAINST LIENS: Lessee covenants that it will , at all times prior to the termination of this Lease and the delivery to the Lessor of possession of said demised premises, pay and discharge and indemnify the Lessor against any and all liens and charges of any and every nature and kind which may at any time be established against said land and improvements or any part thereof as a consequence, direct or indirect, of any act or omission of Lessee or as a consequence, direct or indirect, of any act or omission of Lessee or as a consequence direct or indirect, of the existence of Lessee's interest under this Lease; any: and all loss, cost, damage, or expense sustained by Lessor (including any attorney's fees and expenses of Lessor) on account of or through the use of the land or any part thereof by Lessee or by any other person whomsoever, for any purpose inconsistent with the provisions of this Lease or arising out of or directly or indirectly due to any failure of Lessee in any respect to promptly and faithfully satisfy its obligations under this Lease.

                                       X.

         INDEMNITY OF LESSOR BY LESSEE AGAINST LOSS: Lessee covenants to indemnify and hold and save harmless Lessor against any and all claims arising from tile conduct or management of or from any work or thing whatsoever done in or about tile demised premises or any building or structure thereof or the equipment thereof during said demised term or arising from any act or negligence of Lessee or any of its agents, contractors, patrons or employees, or arising from any accident, injury, or damage whatsoever caused to any person or persons or to the property of any person, persons; corporation or corporations occurring during said term on, in or about the demised premises and from and against all cost, counsel fees, expenses, and liabilities incurred in or about any such claim or any action or proceeding being brought against Lessor by reason of any such claim, the Lessee, on notice from the Lessor shall resist or defend such action or proceeding by counsel satisfactory to Lessor.

                                       XI.

         FORFEITURE PROVISION: This Lease is made on the condition that Lessee shall perform all of the covenants and agreements herein set forth to be performed by it. If at any time there be default on the part of Lessee in the payment of rent, taxes, assessments or other charges and payments by it to be made, or either or them or any part thereof, or if there shall be default on the part of Lessee in the performance or observance of any of the remaining covenants or agreements thereof by it to be observed and performed, and such default shall continue for a period of thirty (30) days after written notice by certified mail of such default being given by Lessor to Lessor shall at any time thereafter without demand have full right, at their election, on fifteen (15) days' written notice by certified mail to Lessee, to enter upon the demised premises and take immediate possession thereof. In addition, Lessor may bring suit for, and collect all rents, taxes, assessments, the time of such entry this Lease and all rights herein granted shall become void to all intents payments or other charges which shall have accrued by or to the time of such entry. From and purposes whatsoever, and all improvements made on said premises shall be forfeited to Lessor without compensation therefor to Lessee. In addition to the other rights in this Paragraph Lessor shall have the right to sue Lessee for damages, if Lessee fails to pay any rent required under this Lease.

                                      XII.

         SIGNS: As a further consideration herein, Lessor does hereby grant unto Lessee the right to install signs advertising Lessee's business on said demised premises and on other lands presently owned by Lessor along said Interstate 10 East and West from the Separ Interchange, provided, however, that said signs shall be installed in full compliance with the laws of the State of New Mexico and on locations agreeable to Lessor and that Lessee assumes full responsibility for any injury caused thereby. Upon termination of this Lease, signs and sign permits will remain tile property of Lessee with Lessee having the right to sell the same and with the right of first refusal to be offered Lessor. If Lessor accepts said offer, Lessee agrees to execute any and all documents necessary to transfer the permits to Lessor. If any sign or signs are damaged, replaced or retired, all excess materials and trash will be retrieved in order that the premises will remain in good condition.

                                      XIII.

PURCHASE OF GASOLINE AND OIL PRODUCTS TO BE SOLD: Lessee agrees to purchase gasoline and oil products sold or used on the premises from ERNEST J. SHORT & SON, INCORPORATED, as long as this corporation is competitive in its prices. In the case of a shortage of these products and said corporation cannot deliver said products, purchases can be made on a temporary basis from others.

                                      XIV.

         BINDING ON SUCCESSORS: The covenants and contained herein shall apply and ensure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives.

WITNESS OUR HANDS this 23rd day of June , A.D. 1989.

                                        LESSOR:

                                        /s/ Rex Kipp, Jr.
                                        ----------------------------------------
                                        REX KIPP, JR.

                                        LESSEE:

ATTEST:

                                        By: /s/ C.C. Bess
                                            ------------------------------------
/s/ William J. McCabe                       BOWLIN'S INCORPORATED
-------------------------                   Executive Vice President
Asst. Secretary

THE STATE OF NEW MEXICO    )
COUNTY OF HIDALGO          )

        BEFORE ME, the undersigned authority, on this day personally appeared, REX KIPP, JR., known to me to be tile person whose name is subscribed to the foregoing instrument, and acknowledged to me that lie executed the same for the purposes and considerations therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this day 23rd day of June, A.D. 1989.


                                        /s/ Signature illegible
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

10/29/92
--------------------


THE STATE OF NEW MEXICO   )
COUNTY OF BERNALILLO      )


        BEFORE ME, the undersigned authority, on this day personally appeared C.C. Bess, Executive Vice President, of Bowlin's, Incorporated, a New Mexico corporation, known to me personally and officially to be tile person whose name is subscribed to the foregoing instrument, and acknowledged to me that lie executed the sai-ne for the purposes and consideration therein expressed, as the act and deed of said corporation.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 5th day of July A.D. 1989.


                                        /s/ Signature illegible
                                        ----------------------------------------
                                        Notary Public

My commission expires:

     9 /19/91
---------------------

                              Memorandum of, Lease

Parties:             Bowlin's  Incorporated, a New  Mexico corporation (Lessee);
                     and Rex Kipp, JR. (Lessor)

Effective Date:      June 23, 1989

         1. Description. This is a Memorandum of an unrecorded lease (lease) executed between Lessor and Lessee on June 23, 1989 for the lease of the property described as:


A tract of land in the NW 1/4 SE 1/4, Section 19 T 24 S, R 15 W, N.M.P.M., Grant County, New Mexico, described as follows:

Beginning at the Southeast comer, whence the Southeast comer of said Section 19, bears S 53 degrees 43' 30" E. 2602, 41 ft. dist.; thence N 55 degrees 01' W.
253.58 ft. to the Southwest comer; thence N 34 degrees 59' E. 357.58 ft. to the Northwest comer, a point on the South line of Interstate 10 @ frontage Road Right-of-way on an 11,559.20 ft. radius curve to the left, 253.91 ft. to the Northeast comer; thence S 34 degrees 59' W, 345.03 ft. to the place of beginning, containing 2.042 acres, more or less-, and also

A strip of land beginning on the Northwest side of the above referenced premises and extending one and one-half (I 1/2) miles in a Northwesterly direction adjacent and contiguous to the Southwest right-of-way line on Interstate 10, and also

A second tract of land approximately 3 miles long and situated Southeast of the Southern Pacific well between the Northeast Interstate 10 right-of-way line and the Southern Pacific Railroad right-of-way line in a Southeasterly direction.

2. Term, The term of the Lease shall begin on January 1. 1993 and shall end on December 3 1. 2002.

3 . This memorandum is not a complete summary of the terms and conditions of the Lease. In the event of a conflict between the Lease and this memorandum, the Lease shall control.

BOWLIN'S INCORPORATED,                  /s/ Rex Kipp, Jr.
a New Mexico  Corporation               ----------------------------------------
                                        Rex Kipp, Jr.
/s/ C.C. Bess                           Lessor
----------------------------
C.C. Bess
Executive Vice President

STATE OF NEW MEXICO      )
                         ) SS.
County of Bernalillo     )


         SUBSCRIBED AND SWORN TO before me this 1st day of August, 1989 by Rex Kipp, Jr.

                                        /s/ William J. McCabe
                                        ----------------------------------------
                                        Notary Public

My Commission expires:


5/31/91
-----------------------


STATE OF NEW MEXICO        )
                           ) ss.
County of Bernalillo       )

SUBSCRIBED AND SWORN TO before me this 1st day of August , 1989 by C.C. Bess, Executive Vice President of Bowlin's Incorporated.



                                        /s/ William J. McCabe
                                        ----------------------------------------
                                        Notary Public

My commission expires:


5/31/91
----------------------